Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JOHN P. JONES III or LEO J. DALEY or W. DOUGLAS BROWN, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended September 30, 2000 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

                 Signature                          Title                Date
                 ---------                          -----                ----

             /s/ Mario L. Baeza                   Director        November 16, 2000
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               Mario L. Baeza


             /s/ Tom H. Barrett                   Director        November 16, 2000
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               Tom H. Barrett


           /s/ L. Paul Bremer III                 Director        November 16, 2000
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             L. Paul Bremer III


              /s/ Robert Cizik                    Director        November 16, 2000
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                Robert Cizik


           /s/ Ursula F. Fairbairn                Director        November 16, 2000
     -----------------------------------
            Ursula F. Fairbairn


          /s/ Edward E. Hagenlocker               Director        November 16, 2000
     -----------------------------------
           Edward E. Hagenlocker


            /s/ James F. Hardymon                 Director        November 16, 2000
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             James F. Hardymon


            /s/ John P. Jones III                 Director        November 16, 2000
     -----------------------------------
             John P. Jones III


           /s/ Joseph J. Kaminski                 Director        November 16, 2000
     -----------------------------------
             Joseph J. Kaminski


           /s/ Terry R. Lautenbach                Director        November 16, 2000
     -----------------------------------
            Terry R. Lautenbach


           /s/ Ruud F. M. Lubbers                 Director        November 16, 2000
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             Ruud F. M. Lubbers


            /s/ Charles H. Noski                  Director        November 16, 2000
     -----------------------------------
              Charles H. Noski


           /s/ Lawrason D. Thomas                 Director        November 16, 2000
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             Lawrason D. Thomas


            /s/ Harold A. Wagner                  Director        November 16, 2000
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              Harold A. Wagner